American International Group, Inc. and Subsidiaries
Exhibit 32

CERTIFICATION
In connection with this Annual Report on Form 10-K of American International Group, Inc. (the “Company”) for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin J. Sullivan, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that to my knowledge:
    (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 1, 2007

/s/ Martin J. Sullivan

Martin J. Sullivan
President and Chief Executive Officer
The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.
Form 10-K 2006 AIG        197

American International Group, Inc. and Subsidiaries

CERTIFICATION
In connection with this Annual Report on Form 10-K of American International Group, Inc. (the “Company”) for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven J. Bensinger, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that to my knowledge:
    (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 1, 2007

/s/ Steven J. Bensinger

Steven J. Bensinger
Executive Vice President and Chief Financial Officer
The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.
198       AIG 2006 Form 10-K